Exhibit 99.3

                                  NUMEREX CORP.

                 Terms of Convertible Preferred Stock, Series A

         1. Designation. The designation of this Series shall be Convertible Preferred Stock, Series A (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting this Series shall be 30,000. Shares of this Series shall have an initial preference value of $100.00 per share (the "Stated Value") and no par value. The terms of the Series A Preferred Stock, in the respect in which the shares of such Series may vary from shares of any and all other series of the Corporation's Preferred Stock (the "Preferred Stock"), are as follows:

         2. Voting.

                  (a) Except as set forth in Sections 2(b) and 2(c) below and as otherwise required by the Pennsylvania Business Corporation Law or by the Articles of Incorporation of the Corporation, the shares of Series A Preferred Stock shall not have voting rights.

                  (b) In addition to any vote or consent required by the Pennsylvania Business Corporation Law, the Corporation will not, without the affirmative votes or written consent of the holders of a majority of the votes cast of holders of Series A Preferred Stock, voting as a single class (with each share of Series A Preferred Stock being entitled to one vote):

                           (i) In any manner, including by amendment of its
Articles of Incorporation or By-laws, alter or change the powers, rights, preferences or privileges or the qualifications, limitations or restrictions of Series A Preferred Stock or otherwise amend the Articles of Incorporation or By-laws of the Corporation to the extent such amendment will have or could have an adverse effect on a holder of Series A Preferred Stock;

                           (ii) Create, authorize or issue a new class or series
(or change or reclassify a class or series of shares with junior, subordinate or inferior rights into a class or series of shares) having rights, preferences or privileges prior, superior or on parity with the shares of Series A Preferred Stock or increase the rights, preferences, privileges or number of any class or series having rights, preferences or privileges on dissolution that are prior, superior or on parity with those of Series A Preferred Stock;

                           (iii) Increase or decrease the aggregate number of
authorized shares of Series A Preferred Stock; effect an exchange or reclassification or create a right of exchange, of all or part of the shares of Series A Preferred Stock into shares of another class; effect an exchange or reclassification or create a right of exchange, of all or part of the shares of another class or series into the shares of Series A Preferred Stock; change the shares of all or part of Series A Preferred Stock into a different number of shares of Series A Preferred Stock; or

                           (iv) Repurchase, redeem or otherwise acquire any
shares of the Corporation's capital stock, other than repurchases of Common Stock not in excess of the greater




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of 1,000,000 shares or the number of shares the Corporation may acquire with a value not in excess of $3,000,000 during any 12 month period, provided that the Corporation may make any such repurchase only if the Corporation, prior to any such repurchase, has paid all accrued dividends on the Series A Preferred Stock, except as authorized pursuant to Section 6 hereof.

                  (c) Whenever, at any time or times, dividends payable on the shares of Series A Preferred Stock shall be in arrears in an amount equal to two consecutive quarterly dividends on shares of the Series A Preferred Stock at the time outstanding, the holders of Series A Preferred Stock shall have the exclusive right, voting separately as a class, to elect one director of the Corporation at the Corporation's next annual meeting of shareholders and at each subsequent annual meeting of shareholders. At elections for such director, holders of Series A Preferred Stock shall be entitled to one vote for each share held. Upon the vesting of such right of the holders of Series A Preferred Stock, the maximum authorized number of members of the Board of Directors of the Corporation shall automatically be increased by one. The rights of the holders of the Series A Preferred Stock, voting separately as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on the Series A Preferred Stock shall have been paid in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to re-vesting in the event of each and every subsequent default of the character above mentioned.

                  Each director elected pursuant to this Section 2(c) shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term all dividends accumulated on the Series A Preferred Stock shall have been paid in full. If the office of the director elected by the holders of Series A Preferred Stock voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the holders of the Series A Preferred Stock voting as a class may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the term of office of the director elected by and the special voting powers vested in the holders of Series A Preferred Stock as provided in this Section 2(c) shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or Bylaws irrespective of any increase made pursuant to the provisions of this section.

                  This Section 2(c) shall terminate upon the transfer by BellSouth Wireless, Inc. of the Series A Preferred Stock to a person other than a Permitted Transferee.

         3. Dividends.

                  (a) General Dividend Obligation. Before any dividend or other distribution is made with respect to the Common Stock or any other capital stock ranking junior to the Series A Preferred, the Corporation shall pay to the holders of Series A Preferred Stock out of the assets of the Corporation at any time legally available for the payment of dividends under the provisions of the Pennsylvania Business Corporation Law, preferential dividends at the times and in the amounts provided for under this Section 3.


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                  (b) Cumulation of Dividends. Dividends on each share of Series
A Preferred Stock shall be cumulative from the "Date of Issuance" (as defined below), whether or not declared, at the rate and in the manner prescribed by
Section 3(c) below, from the applicable Date of Issuance through the date on which such shares of Series A Preferred Stock are converted pursuant to Section
5 herein. For purposes of this Section 3, the date on which the Corporation shall initially issue any share of Series A Preferred Stock shall be deemed to be the "Date of Issuance" of such share of Series A Preferred Stock, regardless of any transfer of such share made on stock records maintained by or for the Corporation.

                  (c) Payment of Dividends. Dividends shall cumulate on each share of Series A Preferred Stock at the simple annual rate of eight percent (8%) of the Stated Value per share of Series A Preferred Stock commencing with the Date of Issuance of such share and shall be payable when, as and if declared by the Board of Directors of the Corporation, in equal quarterly payments on each January 31, April 30, July 31 and October 31, commencing October 31, 1999. If such cumulative dividends relating to any previous or current fiscal year, at the rate specified above, shall not have been paid in full, or declared and a sum sufficient for such full payment thereof set apart, that deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart on Common Stock or any other stock ranking junior to Series A Preferred Stock. Dividends will cease to accrue on shares of Series A Preferred Stock which are converted into shares of Class A Common Stock.

                  (d) Distribution of Partial Dividend Payments. If at any time the Corporation shall pay less than the total amount of all current and cumulated dividends on all outstanding shares of the Corporation's Preferred Stock at the time of such payment, such payment shall be distributed among the holders of Preferred Stock so that the holder of each such share of Preferred Stock shall receive a partial dividend with respect to such share equal to the total current and cumulated dividends on such share multiplied by a fraction, the numerator of which is the total amount of the partial dividend payments to be made on all Preferred Stock in connection with this Section 3(d) and the denominator of which is the total amount of current and cumulated dividends due on all such outstanding shares of Preferred Stock in connection with this
Section 3(d) at the time of such payment.

         4. Preferences on Liquidation, etc.

                  (a) In the event of any:

                           (i) consolidation, share exchange or merger of the
Corporation with or into another entity;

                           (ii) sale, transfer or other disposition of all or
substantially all of the Corporation's assets, other than a divestiture or spin-off of a subsidiary of the Corporation existing as of the Date of Issuance (excluding Cellemetry LLC or Uplink Security, Inc. (or a subsidiary engaged in a business similar to the business engaged in by Cellemetry LLC or Uplink Security, Inc. as of the Date of Issuance));


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                           (iii) the voluntary or involuntary dissolution,
liquidation, or winding up of the affairs of the Corporation; or

                           (iv) division or conversion of the Corporation as
contemplated by the Pennsylvania Business Corporation Law;

the holders of the shares of the Series A Preferred Stock shall have the option to receive out of the assets of the Corporation available for distribution to its shareholders, for each such share of Series A Preferred Stock, $100.00 (as such amounts are adjusted for stock splits, stock combinations and stock dividends), plus any cumulated but unpaid dividends thereon through the date of such distribution (such respective amounts for each share of Series A Preferred Stock are referred to herein as the "Preference Amount"), prior to any payment or distribution to the holders of Common Stock and any other capital stock ranking junior to Series A Preferred Stock. After payment to the holders of Series A Preferred Stock of the Preference Amount to which such holders are entitled as above set forth, the holders of shares of Series A Preferred Stock shall be entitled, together with the holders of the Corporation's Common Stock, to receive their pro rata share of the remaining assets of the Corporation (or such other consideration as is available for distribution as a result of such event) as if such shares of Series A Preferred Stock rank on a parity with Common Stock.

                  (b) In the event the assets of the Corporation available for distribution to shareholders upon the occurrence of any event listed in Section 4(a) above, shall be insufficient to pay in full the amounts payable with respect to the Series A Preferred Stock and any other shares of Preferred Stock of the Corporation ranking on a parity with the Series A Preferred Stock as to the distribution of assets, the holders of the Series A Preferred Stock and the holders of such other Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

                  (c) If outstanding shares of Series A Preferred Stock are subdivided into a greater number of shares of Series A Preferred Stock or if shares of Series A Preferred Stock are issued as stock dividends, the Preference Amount in effect immediately prior to each such subdivision or stock dividend shall, simultaneously with the effectiveness of such subdivision or stock dividend, be proportionately reduced, and, conversely, in case outstanding shares of Series A Preferred Stock shall be combined into a smaller number of shares of Series A Preferred Stock, the Preference Amount in effect immediately prior to each such combination, shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (d) In the event that assets other than cash, stock or securities are to be distributed to the holders of Series A Preferred Stock pursuant to Sections 4(a) and (b), the amount received by such holders upon receipt of those assets shall be deemed to be the fair value of such assets as determined in good faith by the Board of Directors of the Corporation and in accordance with good financial practice. In the event that shares of stock or other securities are delivered to holders of Series A Preferred Stock pursuant to Sections 4(a) and (b) above, fair value shall mean per share or unit of such security, at any date, the average of the daily closing prices for the 20 consecutive trading days ending not later than the day in question. The closing


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price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of stock or other securities delivered to the holders of Series A Preferred Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation National Market System or, if the shares of stock or other securities delivered to the holders of Series A Preferred Stock are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any principal national securities exchange member firm selected from time to time by the Board of Directors for that purpose. If no market prices are reported, then the market price shall be the fair value as determined in good faith by the Board of Directors of the Corporation and in accordance with good financial practice. In the event such securities are subject to an agreement or other restriction limiting their free marketability, the loss of that marketability shall be considered by the Board of Directors in making its good faith determination of fair value.

         5. Conversion. The holders of shares of Series A Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert. Subject to the terms and conditions of this Section 5, the holders of shares of Series A Preferred Stock shall have the right, at their option, at any time after November 1, 2003, to convert any such shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Class A Common Stock as is obtained by (A) multiplying the number of shares of Series A Preferred Stock to be so converted by $100 and
(B) dividing the obtained product by the "Conversion Price," which price shall initially be $4.80 for each share of Series A Preferred Stock, and which Conversion Price may be adjusted from time to time pursuant to the provisions of this Section 5; provided, however, that upon any event giving rise to the obligation of the Corporation to pay the Preference Amount or the Redemption Price, as the case may be, the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the Preference Amount or the Redemption Price, as the case may be. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred Stock into Class A Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificates for shares of Class A Common Stock shall be issued.

                  (b) Early Conversion. Subject to the terms and conditions of this Section 5, the holders of shares of Series A Preferred Stock shall have the right, at their option to convert shares of Series A Preferred Stock into Class A Common Stock prior to November 1, 2003, upon the terms and in the manner prescribed by Section 5(a) above: (A) upon the announcement of a transaction or event that would result in a "Change of Control" (as defined below) or (B) during the one year period beginning November 1, 2002 and ending October 31, 2003, if at any time



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from the Date of Issuance to the conversion date, the closing price of the
Corporation's Common Stock equals or exceeds an average of $7.00 per share for any 20 trading days in any 60 day period. For purposes of this Section 5(b), a "Change of Control" shall be deemed to occur if:

                           (i) after the Date of Issuance, any person, excluding
employee benefit plans of the Corporation, becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, provided, however, that such an acquisition of beneficial ownership representing between 25% and 49%, inclusive, of such voting power shall not be considered a Change in Control if the Board of Directors of the Corporation approves such acquisition either prior to or immediately after its occurrence;

                           (ii) the Corporation consummates a merger,
consolidation, share exchange, or other reorganization or transaction of the Corporation (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction that results in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power immediately after such Fundamental Transaction of (x) the Corporation's outstanding voting securities or (y) the surviving entity's outstanding voting securities;

                           (iii) the shareholders of the Corporation approve a
plan of complete liquidation or winding-up of the Corporation or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Corporation's assets, other than a divestiture or spin-off of a subsidiary of the Corporation existing as of the Date of Issuance (excluding Cellemetry LLC or Uplink Security, Inc. (or a subsidiary engaged in a business similar to the business engaged in by Cellemetry LLC or Uplink Security, Inc. as of the Date of Issuance)); or

                           (iv) any event or series of events results in the
directors on the Board of Directors who were directors prior to the event or series of events (or directors nominated by such directors) ceasing to constitute a majority of the Board of Directors of the Corporation or of any parent of or successor to the Corporation.

                  Notwithstanding anything to the contrary above, a divestiture or spin-off of Cellemetry LLC or Uplink Security, Inc. (or a subsidiary engaged in a business similar to the business engaged in by Cellemetry LLC or Uplink Security, Inc. as of the Date of Issuance) shall constitute a Change in Control.

                  (c) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in Section 5(a) above, which shall be accompanied by surrender of the certificate or certificates for the share or shares of Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of shares of Class A Common Stock (excluding fractional shares) issuable upon


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the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such shares or shares of Series A Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (d) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Preferred Stock into Class A Common Stock. If the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to Section 5(a) above exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Class A Common Stock would, except for the provisions of the first sentence of this Section 5(d), be delivered upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay the current market price (as provided in Section 5(e)(viii) below) of such fractional share in cash as reasonably determined by the Board of Directors of the Corporation.

                  (e) Adjustment of Conversion Price Upon Issuance of Common Stock. Except as provided in Section 5(g) below, whenever the Corporation shall issue or sell, or is, in accordance with Sections 5(e)(i) - (e)(viii) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the current market price per share (determined as provided in Section 5(e)(viii) below) of the Common Stock in effect immediately prior to the time of such issue or sale, then the Conversion Price in effect immediately prior to the time of such issue or sale shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such issue or sale plus the number of shares of Common Stock which the aggregate of the offering price of the total number of additional shares of Common Stock being issued or sold would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding immediately before such issue or sale plus the number of additional shares of Common Stock being issued or sold.

                  No adjustment of the Conversion Price shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

                  For purposes of this Section 5(e), the following Sections 5(e)(i) through (e)(viii), shall also be applicable:



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                           (i) Issuance of Rights or Options. Except as limited
by Section 5(g) below, in case at any time the Corporation shall in any manner grant after the date hereof (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options") whether or not such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to "Convertible Securities" (as defined in Section 5(e)(ii) below), the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the current market price per share of the Common Stock in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in Section 5(e)(iii) below, no adjustment of the Conversion Price previously adjusted in accordance with the foregoing shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) Issuance of Convertible Securities. In case the
Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any stock or securities convertible or exchangeable for Common Stock (such stock or securities being hereafter referred to as "Convertible Securities"), whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as a consideration for the issue for sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the current market price per share of the Common Stock in effect immediately prior to the time of such issue or sale, then for the purposes of adjusting the Conversion Price, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that:

                                (1) except as otherwise provided in Section
5(e)(iii) below, no adjustment of the Conversion Price adjusted in accordance with (ii) above, shall be made upon


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the actual issue of such Common Stock upon conversion or exchange of such
Convertible Securities; and

                                (2) if any such issue or sale of such
Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section 5(e), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           (iii) Change in Option Price or Conversion Price. If
the purchase price provided for in any Option referred to in Section 5(e)(i) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections 5(e)(i) or (ii) above, or the rate at which any Convertible Securities referred to in Sections 5(e)(i) or (ii) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price adjusted pursuant to this
Section 5(e) in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in Section 5(e)(i) or the rate at which any Convertible Securities referred to in Section 5(e)(ii) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                           (iv) Stock Dividends. Except as otherwise provided in
Section 5(f) below, in case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (v) Consideration for Stock. In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without


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deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                           (vi) Record Date. In case the Corporation shall take
a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (vii) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this Section 5(e).

                           (viii) Current Market Price. For purposes of this
Section 5(e), the current market price per share of Common Stock on any day shall be deemed to be the daily closing price on the trading day immediately preceding such day, or if not a trading day, the immediately preceding trading day. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the National Association of Securities Dealers Automated Quotation National Market System or, if the Common Stock is not quoted on such National Market System, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not quoted on such National Market System or listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any principal national securities exchange member firm selected from time to time by the Board of Directors for that purpose. If no market prices are reported, then the current market price shall be the fair value as determined in good faith by the Board of Directors of the Corporation and in accordance with good financial practice and as agreed to by the holders of the then outstanding Series A Preferred Stock, voting as a class. In the event such securities are subject to an agreement or other restriction limiting their free marketability, the loss of that marketability shall be considered by the Board of Directors of the Corporation in making its good faith determination of fair value.


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

                           (f) Subdivision or Combination of Stock. In case the
Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                           (g) Certain Issues of Common Stock Excepted. Anything
herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price of Series A Preferred Stock in the event of the issuance of Common Stock of the Corporation: (i) upon conversion of any shares of Series A Preferred Stock at any time outstanding; (ii) in connection with stock options granted to directors, officers or employees of the Corporation or its subsidiaries under any stock option, stock purchase, stock appreciation, or bonus plan adopted by the shareholders or directors of the Corporation and shares of Common Stock (as adjusted pursuant to anti-dilution provisions contained in such stock options or rights) issued to such directors, officers and employees pursuant to such stock options or rights.

                           (h) Notice of Adjustment. Upon any adjustment of the
Conversion Price, then and in each case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of Series A Preferred Stock at the last registered address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                           (i) Other Notices. In case at any time:

                                (i) the Corporation shall declare any dividend
on Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                (ii) the Corporation shall offer for
subscription pro rata to the holders of Common Stock any additional shares of capital stock of any class or other rights;

                                (iii) there shall be any capital reorganization
or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation or entity; or

                                (iv) there shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by reputable overnight courier, postage prepaid, addressed to each holder of Series A Preferred Stock at the last registered address of such holder as shown on the books of the Corporation, (a) at least 30 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining the right to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  (j) Effect of Merger or Share Exchange. Notwithstanding the provisions of Section 4(a) above, the holders of Series A Preferred Stock may elect by notice given to the Corporation on or before the later of (x) the day on which the holders of Common Stock of the Corporation approve the transaction governed by Sections (j) or (k), and (y) the twentieth (20th) day following the date of delivery or mailing to such holder of the last proxy statement relating to the vote on the transaction by the holders of Common Stock of the Corporation, to be governed by the provisions of this Section 5(j) in transactions to which this subsection applies. In case the Corporation shall enter into any consolidation, share exchange or merger of the Corporation with or into another entity, or sell, transfer or otherwise dispose of all or substantially all of the Corporation's assets, then, as part of such consolidation, share exchange, merger, sale, transfer or other disposition, provision shall be made so that the holders of Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such shares of Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such consolidation, share exchange, merger, sale, transfer or other disposition, to which a holder of Common Stock deliverable upon such conversion would have been entitled on such consolidation, share exchange, merger, sale, transfer or other disposition. In any such case, appropriate provision (as determined by resolution of the Board of Directors of the Corporation) shall be made with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, to the end that all the provisions hereof (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property; provided, however, that such holders of Series A Preferred Stock shall not be entitled to receive the consideration and distributions referenced in Section 4(a) above following such transaction.

                  (k) Reorganization and Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Corporation, the holders of Series A Preferred Stock shall thereafter be entitled to obtain (in lieu of the number of shares of Class A Common Stock which such holders would have been entitled to receive upon conversion immediately prior to such reorganization or reclassification) the shares of stock of any class or series or other securities or property to which such number of shares of Class A Common Stock would have been entitled at the time of such reorganization or reclassification had such conversion occurred immediately prior thereto. In case of any such capital reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Corporation) shall be made with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, to the end that all of the provisions hereof (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

                  (l) Determination by the Board of Directors. All determinations by the Board of Directors of the Corporation under the provisions of this Section 5 shall be made in good faith with due regard to the interests of the holders of Series A Preferred Stock and the other holders of securities of the Corporation and in accordance with good financial practice, and all valuations made by the Board of Directors of the Corporation under the terms of this Section 5 must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation and in accordance with Section 4.

                  (m) Certain Events. If the Corporation issues any securities and the provisions of this Section 5 are not strictly applicable to such issuance or if strictly applicable would not fairly protect the rights of the holders of Series A Preferred Stock in accordance with the essential intent and principals of such provisions, then the Board of Directors of the Corporation in good faith shall determine the adjustment, if any, of the Conversion Price in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 5 except in the case of a combination of shares of a type contemplated in Section 5(f) above and then in no event to an amount larger than the Conversion Price as adjusted pursuant to Section 5(f) above.

                  (n) No Dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Section 5 and in taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of Series A Preferred Stock. Without limiting the generality of the foregoing, the Corporation (a) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Class A Common Stock upon the conversion of Series A Preferred Stock, (b) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Class A Common Stock issuable after the action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Class A Common Stock then authorized by the Corporation's Articles of Incorporation and available for the purpose of issue upon such exercise, and (c) shall not at any time authorize or issue any security which under the definition given in Section 5(s) below constitutes "Common Stock" and which grants to its registered holders rights to share in dividends or any other distributions of any kind at any time made by the Corporation (including but not limited to liquidating distributions) which have the right to the distribution of a greater amount per share than the amount per share distributable on the Corporation's Common Stock on the date hereof or which are in any respect more favorable than the corresponding rights attributable to Common Stock on the date hereof.

                  (o) Listing on Securities Exchanges, etc. The Corporation will list on each principal national securities exchange (or Nasdaq National Market) on which any Common Stock may at any time be listed, subject to official notice of issuance upon the conversion of the Series A Preferred Stock, all shares of Common Stock from time to time issuable upon the conversion of the Series A Preferred Stock pursuant to this Section 5 and will maintain such listing as long as any Common Stock is listed.

                  (p) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Class A Common Stock or its treasury shares, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding Series A Preferred Stock. The Corporation covenants that all shares of Class A Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Class A Common Stock is at all times equal to or less than the then applicable Conversion Price. The Corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Class A Common Stock of the Corporation may be listed.

                  (q) Issue Tax. The issuance of certificates for shares of Class A Common Stock upon conversion of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and deliver of any certificate in a name other than that of the holder of Series A Preferred Stock which is being converted.

                  (r) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series A Preferred Stock or of any shares of Class A Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of such shares of Series A Preferred Stock.

                  (s) Definition of Common Stock. As used in this Section 5, the term "Common Stock" if not limited to a specific class thereof shall mean and include either or both the Corporation's authorized Class A and Class B Common Stock, any capital stock deemed common stock under the Pennsylvania Business Corporation Law, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of such fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Class A Common Stock issuable upon conversion of Series A Preferred Stock or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 5(k), shall include only shares designated as Class A Common Stock on the day immediately following the filing of this instrument.

         6. Redemption.

                  (a) The Corporation, at its option, may redeem all, but not less than all, shares of Series A Preferred Stock at any time on or after November 1, 2000, at the redemption prices per share set forth below, plus an amount equal to accrued and unpaid dividends thereon (the "Redemption Price"):

                    Twelve month period                      Redemption Price
                   beginning November 1,                         per share
                   ---------------------                         ---------

                          2000......................................$140.834

                          2001.......................................211.667

                          2002.......................................299.334


                  (b) Notice of any redemption shall be given by reputable overnight courier, postage prepaid, mailed not less than 15 nor more than 30 days prior to the date fixed for redemption to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received. Such notice shall state: (i) the date fixed for redemption; (ii) the Redemption Price; (iii) that the holder has the right to convert such shares into Common Stock until the close of business on the redemption date; (iv) the then-effective conversion price and the place where certificates for such shares may be surrendered for conversion; (v) the place where certificates for such shares are to be surrendered for payment of the Redemption Price; and (vi) that after such date fixed for redemption the shares to be redeemed shall not accrue dividends.

                  (c) At the option of the Corporation, if notice of redemption is mailed as aforesaid, and if prior to the date fixed for redemption funds sufficient to pay in full the Redemption Price are deposited in trust, for the account of the holders of the shares to be redeemed, with a bank or trust company named in such notice doing business in the City of Atlanta, State of Georgia and having capital surplus and undivided profits of at least $50 million (which bank or trust company also may be the transfer agent and/or paying agent for the Series A Preferred Stock) notwithstanding the fact that any certificates(s) for shares called for redemption shall not have been surrendered for cancellation, on and after such date of deposit the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, and all rights of the holders of such shares as shareholders of the Corporation shall cease, except the right of the holders thereof to convert such shares in accordance with the provisions of Section 5 at any time prior to the close of business on the redemption date and the right of the holders thereof to receive out of the funds so deposited in trust the Redemption Price, without interest, upon such surrender of the certificate(s) representing such shares. Any funds so deposited with such bank or trust company in respect of shares of Series A Preferred Stock converted before the close of business on the redemption date shall be returned to the Corporation upon such conversion. Any funds so deposited with such bank or trust company which shall remain unclaimed by the holders of shares called for redemption at the end of two years after the redemption date shall be repaid to the Corporation, on demand, and thereafter the holder of any such shares shall look only to the Corporation for the payment without interest, of the Redemption Price.

         7. Board Observer Rights. The holders of Series A Preferred Stock shall have the right, as a respective class, at all times to designate a person reasonably acceptable to the Corporation to attend Board of Directors' meetings as an invitee, who shall have all of the privileges and benefits of a director of the Corporation except voting rights.

         This Section 7 shall terminate upon the transfer by BellSouth Wireless, Inc. of the Series A Preferred Stock to a person other than a Permitted Transferee.

         8. Transfer of Shares.

                  (a) Restriction on Transfers.

                  BellSouth shall not Transfer (as defined below) or attempt to Transfer, or solicit any offer for the Transfer of, any Series A Preferred Stock now owned by BellSouth or which BellSouth may at any time hereafter own, acquire or be entitled to, except (i) in strict accordance with the provisions hereof and (ii) after May 15, 2001 (unless the transferee is a Permitted Transferee, in which case a Transfer may be made prior to such date). For purposes of this
Section 8, "Transfer" means a sale, assignment, transfer, gift, or other disposition, or contract to do or permit any of the foregoing, whether accomplished or entered into voluntarily or by operation of law.

                  (b) Permitted Transferees.

                  Notwithstanding Section 8(a) hereof, with the prior written approval of the Corporation, BellSouth shall have the right to Transfer all of the Series A Preferred Stock owned by BellSouth to any affiliate of BellSouth, provided that as a condition to receiving such Series A Preferred Stock, such affiliate agrees in writing to be bound by the terms and conditions hereof (the "Permitted Transferees"). For purposes of this Section 8(b), "affiliate" shall be defined as any entity that is controlled by BellSouth, of which BellSouth holds more than fifty percent (50%) controlling interest, directly or through wholly-owned subsidiaries.

                  (c) Non-Compliance.

                  In the event BellSouth shall Transfer or attempt to Transfer any Series A Preferred Stock otherwise than in strict accordance with the provisions hereof, such action shall be void and of no effect, and no dividends or distributions of any kind whatsoever shall be paid by the Corporation in respect of such Series A Preferred Stock (all such dividends and distributions being deemed waived by BellSouth), and the voting rights of such Series A Preferred Stock shall be suspended during the period commencing with BellSouth's initial failure to comply with the provisions hereof and ending when (i) BellSouth complies with the provisions of this Section 8, or (ii) the Corporation, based on the unanimous approval of the Board and its sole discretion, agrees in writing to terminate such suspension and to permit such Transfer.



                  (d) Triggering Event.

                  The receipt by BellSouth (sometimes referred to as a "Selling Party") of a bona fide written offer ("Offer") subsequent to May 15, 2001, which BellSouth desires to accept, to acquire all, but not less than all, of BellSouth's Series A Preferred Stock ("Offered Shares") is a "Triggering Event" with respect to BellSouth and the Permitted Transferees (BellSouth and all Permitted Transferees collectively referred to as an "Affected Party").

                  (e) Notice of Occurrence of Triggering Event.

                  Within 15 days after the occurrence of a Triggering Event, the Affected Party shall give notice of the occurrence ("Notice of Occurrence") to the Corporation. Failure to give Notice of Occurrence shall neither prevent nor relieve any of the parties from exercising their rights or satisfying their obligations under this Section 8. If the Affected Party is a Selling Party, the Notice of Occurrence shall include a copy of the Offer, stating the name of the offeror ("Offeror") and the price ("Offer Price") and other terms ("Offer Terms") of the Offer.

                  (f) Purchase.

                  Upon the occurrence of a Triggering Event, the Offered Shares shall be sold in accordance with this Section 8(f).

                           (i) Option to the Corporation. The Corporation shall
have the option to redeem the Offered Shares at the Redemption Price set forth in Section 6 or purchase all of the Offered Shares of the Affected Party for the Purchase Price (as defined in Section 8(g)), by giving written notice, within forty-five (45) days after the date of Notice of Occurrence, to the Affected Party of the exercise of its option. The Corporation may only purchase, pursuant to this Section 8(f)(i), that number of shares to the extent the Corporation has sufficient capital surplus or retained earnings to permit it to lawfully purchase and pay for any such shares. The exercise of the option by the Corporation shall be effective only if the notice given by the Corporation indicates that the Corporation intends to purchase all such Offered Shares.

                           (ii) Purchase of All Shares. Unless otherwise agreed
to by the Affected Party, all and not less than all of the Offered Shares must be purchased pursuant to Section 8(f)(i) hereof, in order that there shall be a purchase of such Offered Shares within the intent, scope and terms hereof.

                           (iii) Closing on Optional Purchase. If the
Corporation shall have exercised its options to redeem or purchase the Offered Shares pursuant to Section 8(f)(i) hereof, the closing of the redemption or purchase and sale contemplated by this Section 8(f)(iii) shall be held at 10:00 a.m., on the earlier of the 90th day following the date Notice of Occurrence is given or the 30th day after the exercise of the option that results in options to purchase all (but not less than all) of the Offered Shares being exercised, at the then principal office of the Corporation, or at such other time and place as the parties shall mutually agree. At the closing, the Affected Party shall deliver to the purchasers certificates for the Offered Shares, duly endorsed for transfer, and the purchasers shall pay the Purchase Price to the Selling Party.

                           (v) Right to Transfer. If all of the Offered Shares
are not redeemed or purchased pursuant to Section 8(f)(i) hereof, the Affected Party may, for a period of ninety (90) days following the final date for acceptance under Section 8(f)(i) hereof, sell all such Offered Shares to the Offeror; provided, however, that no such Offered Shares shall be sold to the Offeror upon any terms or conditions more favorable to Offeror than the Offer Terms as such Offer Terms were described in the Notice of Occurrence; and provided further that counsel to the Affected Party shall deliver to the Corporation an opinion to the effect that transfer of the Offered Shares does not require registration under the Securities Act of 1933. If the Affected Party wishes to sell such Offered Shares on terms and conditions more favorable to the Offeror than the Offer Terms or has not sold such Offered Shares on the Offer Terms within such ninety (90) day period, the Affected Party shall be obligated to make a new offer to the Corporation in accordance with this Section 8(f) before the Affected Party shall be permitted to Transfer any Series A Preferred Stock.

                  (g) Purchase Price.

         The Purchase Price shall be the Offer Price in writing to the Affected Party by such third party.

                  (h) Legal Opinion.

         Prior to any Transfer by sale to a third party, a Selling Party shall furnish to the Corporation an opinion of counsel, in form and substance reasonably satisfactory to the Corporation, stating that registration of such sale is not required under federal securities laws.